EXHIBIT 4.1
                        [FORM OF STOCK CERTIFICATE]
                               SHOWPOWER, INC.
                                   [LOGO]

           COMMON STOCK                                 COMMON STOCK
              NUMBER                                       SHARES


  INCORPORATED UNDER THE LAWS OF                      SEE REVERSE FOR
       THE STATE OF DELAWARE                        CERTAIN DEFINITIONS

                                                   CUSIP  825396  10  4



THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.01 PER SHARE OF

                                SHOWPOWER, INC.

(THE "CORPORATION") TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

WITNESS THE FACSIMILE SIGNATURES OF THE DULY AUTHORIZED OFFICERS OF THE CORPORATION.

DATED:


_________________________                              _________________________
                SECRETARY                                CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
     CONTINENTAL STOCK TRANSFER & TRUST COMPANY
             (NEW YORK, NEW YORK)        TRANSFER AGENT
                                         AND REGISTRAR
BY ________________________________________
                       AUTHORIZED SIGNATURE

                                SHOWPOWER, INC.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE OF THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS:

TEN COM - AS TENANTS IN COMMON
TEN ENT - AS TENANTS BY THE ENTIRETIES
JT TEN  - AS JOINT TENANTS WITH
          RIGHT OF SURVIVORSHIP AND
          NOT AS TENANTS IN COMMON

                            UNIF GIFT MIN ACT - ________ CUSTODIAN __________
                                                 (CUST)              (MINOR)
                                       UNDER UNIFORM GIFTS TO MINORS
                                       ACT _________________________
                                                   (STATE)
                            UNIF TRF MIN ACT - _____ CUSTODIAN (UNTIL AGE ___)
                                               (CUST)

                                      _______________ UNDER UNIFORM TRANSFERS
                                            (MINOR)
                                      TO MINORS ACT _________________________
                                                            (STATE)
     ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.


FOR VALUE RECEIVED, ___________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
/_____________________________________/_______________________________________

______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
______________________________________________________________________________

______________________________________________________________________________

_______________________________________________________________________ SHARES

OF THE COMMON STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY

IRREVOCABLY CONSTITUTE AND APPOINT ___________________________________________

ATTORNEY TO TRANSFER THE SAID SHARES OF COMMON STOCK ON THE BOOKS OF THE

WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION.


DATED ____________________

                   X__________________________________________________________

                   X__________________________________________________________
                   NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURES GUARANTEED:


BY
______________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.